March 2014
ING U.S. Follow-On Equity Offering
ING U.S.
America’s Retirement Company™
Exhibit 99.2
RETIREMENT • INVESTMENTS • INSURANCE
Making a secure financial future possible – one person, one family, one institution at a time

Note Regarding Forward-Looking Statements and Use
of Non-GAAP Financial Measures
This document contains forward-looking statements. Forward-looking statements include statements relating to future developments in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward-looking statements use words such as
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Actual results, performance or events may differ materially from those projected in any forward-looking statement due to, among other things, (i) general economic conditions, particularly economic conditions in our core markets, (ii) performance of financial markets, including emerging markets, (iii) the frequency and severity of insured loss events, (iv) mortality and morbidity levels, (v) persistency and lapse levels, (vi) interest rates, (vii) currency exchange rates, (viii) general competitive factors, (ix)
changes in laws and regulations and (x) changes in the policies of governments and/or regulatory authorities. Factors that may cause actual results to differ from those in any forward-looking statement also include those described under “Risk Factors,” “Management’s Discussion and
Analysis of Results of Operations and Financial Condition—Trends and Uncertainties” and
“Business—Closed Blocks—CBVA” in ING U.S., Inc.’s registration statement on Form S-1 filed with the SEC. ING U.S., Inc. assumes no obligation to update any forward-looking information contained in this document.
Unless otherwise noted, the financial information included herein was determined in accordance with
U.S. GAAP. All dollar figures are presented in millions unless otherwise noted. All references to
“ROE”; “ROC” or “Operating ROE” and “Operating ROC” refer to Ongoing Business (which excludes
Closed Blocks and Corporate), unless otherwise noted. “ROE”; “ROC”; “Ongoing Business
Operating ROE”; “Ongoing Business Operating ROC”; “Ongoing Business Adjusted Operating
Earnings Before Interest and Income Taxes” and “Financial Leverage” are non-GAAP financial measures. The reconciliation of such measures to the most comparable GAAP measure in accordance with Regulation G is included under “Business – Operating Return on Capital Goal” in
ING U.S., Inc.’s registration statement on Form S-1 filed with the SEC or the Appendix hereto.
2 Retirement • Investments • Insurance

Offering Summary

Company
ING U.S., Inc. (“ING U.S.”)
Exchange / Ticker NYSE / VOYA
Selling Shareholder ING Groep N.V.
Shares Offered
[33 – 36 million]
Primary / Secondary 100% Secondary
Underwriters’ Option
[15% Greenshoe (Secondary)]
Joint Global
Coordinators
Morgan Stanley, Goldman, Sachs & Co., Citigroup, Bank of America Merrill Lynch
Expected Pricing
Week of March 17
3 Retirement • Investments • Insurance

Office of the CEO
Rod Martin
Chief Executive Officer
Alain Karaoglan
Chief Operating Officer
Ewout Steenbergen
Chief Financial Officer
More than 35 years of experience
in financial services. Former
chairman of AIG’s International
Life and Retirement Services
Previously held leadership
positions at AIG and American
General
More than 25 years of experience
in the financial services industry,
most recently with AIG as head of
divestitures
Previously held leadership
positions at AIG, Bank of America,
Deutsche Bank, and DLJ
More than 22 years of experience
in the financial services industry,
most recently as CFO and CRO
of ING Asia Pacific
Previously held leadership
positions at ING in Western
Europe, Central Europe, and
Asia/Pacific; and at Ten Pas
actuarial consultants (now part of
Mercer)

4 Retirement • Investments • Insurance

ING U.S. TODAY
Focus on Execution, Driving Return on Equity Improvement

(1) Pension & Investments, for the twelve months ended 9/30/13
(2) See Appendix for explanatory note regarding Ongoing Business Adjusted Operating Earnings Before Interest and Income Taxes
Retirement • Investments • Insurance
#
1
Leading
franchise in
attractive
markets
publicly traded
Defined Contribution
recordkeeper with a
full array of retirement
capabilities
(1)
Strong track
record of
execution
12%
CAGR
in Ongoing Business
adjusted operating
earnings
(2)
2009-2013
Substantial
scope for
continuing
Return on
Equity (ROE)
improvement
400-500
bps
targeted increase in
Ongoing Business
operating ROE to
12-13% from 2012
to 2016

Customers
(3)
13M
Market cap
(1)
$9.3Bn
AUM / AUA
(2)
$511Bn
Points of Distribution
(4)
220,000
Retirement
Solutions
Investment
Management
Insurance
Solutions
26%
14%
60%
Diverse Earnings – Three
Ongoing Businesses
(1) As of market close, 3/14/14
(2) As of 12/31/13; includes Closed Blocks
(3) As of 12/31/13
(4) Approximate as of 12/31/13; defined as independent producers
(5) Approximate as of 12/31/13
(6) Ongoing Business reflects Retirement, Annuities, Investment Management, Individual Life, and Employee Benefits segments; adjustments include DAC/VOBA and other intangibles unlocking, the gain
74% of earnings from Retirement Solutions
and Investment Management
Employees
(5)
7,000
ING U.S. at a Glance
FY’13 Ongoing Business Adjusted Operating
Earnings Before Interest and Income Taxes: $1,212 million
(6)
6 Retirement • Investments • Insurance
(6)
associated with a Lehman Brothers bankruptcy settlement (“Lehman Recovery”), and losses recognized as a result of marking low income housing tax credit partnerships (“LIHTC”) to the sales price associated with their disposition

Three Key Sources of Value Potential CBVA Value Tax Assets Provide Potential Upside Ongoing Business 7 Retirement • Investments • Insurance

4.0%
3.0%
2.0%
1.0%
0.0%
Yield
Time to Maturity (Years)

2000
1800
1600
1400

Continued Solid Execution since IPO, Supported by Favorable Markets
Markets
Forward Interest Rate Curve
Equity Market Levels (S&P 500)
At IPO (5/1/13) Current (3/14/14)
Initial Public Offering: Priced our IPO on May 1,
2013
Secondary Offering: ING Group’s secondary offering
on October 23, 2013 reduced its ownership stake to
approximately 57%
Stock Performance: Stock price increase of 80%
(from May 1, 2013 to December 31, 2013)
Completion of Recapitalization Plan: Primary
equity offering: $600 million in May 2013 and three
debt offerings: $1 billion in February 2013, $750
million in May 2013, and $400 million in July 2013,
which bolstered our balance sheet; reset negative
unassigned funds account at all subsidiaries to zero
Introduction of New Brand: Introduction of Voya
Financial with full operational rebranding occurring in
2014
ROE Improvement: Adjusted ROE improved by
200bps from 8.3% to 10.3% from 2012-2013
(1)(2)
Year in Review: 2013 Achievements
1,583
1,841
1 2 3 5 7 10 20 30
Current
(3/14/14)
At IPO
(5/1/13)
Retirement • Investments • Insurance
(1) Excludes Closed Blocks and Corporate; excludes the impacts of DAC/VOBA and other intangible unlocking, as well as the impact of 2012 portfolio restructuring and the gain associated with the Lehman
Recovery and losses recognized as a result of marking LIHTC partnerships to the sales price associated with their disposition.  See Appendix for explanatory note regarding adjusted operating earnings
(2) We calculate Ongoing Business Adjusted Operating Return on Capital by dividing adjusted operating earnings before interest and after income taxes (assuming a 35% effective tax rate) by average capital allocated to the Ongoing Business. In order to translate anticipated Ongoing Business Operating Return on Capital into Ongoing Business Operating Return on Equity, we divided projected operating earnings after income taxes of our Ongoing Business by the projected average capital of our Ongoing Business, after adjusting for projected interest expense and projected financial leverage of the Ongoing Business. Operating Return on Equity assumes a 25% financial leverage-to-capital ratio, a weighted average pre-tax interest rate of 5.5% on financial leverage for all periods prior to the third quarter of 2013, when the Company completed its recapitalization initiatives, and the actual weighted average pre-tax interest rate for all periods starting with the third quarter of 2013; see “Business—
Operating Return on Equity” and “Business—Operating Return on Capital Goal” in the S-1 Registration Statement filed with the SEC for additional assumptions

Premier Franchise with Leading Positions in Attractive Markets
America’s Retirement Company
TM
Solid Foundation Based on a Re-Capitalized and De-Risked Balance Sheet
9 Retirement • Investments • Insurance
Experienced Management Team Executing a 400-500bps ROE Improvement Plan by 2016

Leveraging Three Strong Platforms
(1) Pension & Investments, for the twelve months ended 9/30/13
(2) Pensions & Investments Magazine, Defined Contribution Record Keepers Directory published 3/4/13 with majority of company rankings based on data as of 9/30/12; based  on number of DC plan sponsors
(3) Investment News as of 12/31/12
(4) ING U.S. Investment Management calculation as of 12/31/13
(5) Pensions & Investments as of 12/31/12 (401(k), 403(b), 457, DB)
(6) LIMRA as of 12/31/13
(7) MyHealthGuide Newsletter News for the Self-Funded Community rankings as of 6/03/13 and does not include most managed healthcare providers
10 Retirement • Investments • Insurance
#1 publicly traded Defined
Contribution recordkeeper
with a full array of
retirement capabilities
(1)
#2 provider of defined
contribution plans
(2)
Top 10 independent
broker dealer
(3)
93% of fixed income
assets and 84% of equity
assets outperformed
benchmark returns on a 5-
year basis as of the end of
2013
(4)
Top 20 manager of
institutional assets
(5)
#13 provider of term life
insurance
(6)
#6 provider of stop loss
insurance
(7)
Retirement
Solutions
Investment
Management
Insurance
Solutions

ING U.S. Today: A Different Kind of Company
Past: Top Line Focus
Today: Value Creation Focus
Market share
Growth
Acquisitions
Sales
Capital management
Profitable growth
Segment synergies
Operational efficiency
A
Cultural
Transformation
11 Retirement • Investments • Insurance
Our Metrics
Risk-adjusted returns
Distributable earnings
Sales at or above
target IRRs

Solid foundation
Significant progress
repositioning the company
2
3
America’s
Retirement
Company™
The ING U.S. Investment Proposition
1
Premier franchise
Leveraging three platforms
Driving ROE improvement
On track to achieve 2016
targets

Focus on Execution, Driving ROE Improvement
Retirement • Investments • Insurance

America’s Retirement Company
Premier Franchise with Leading Positions in Attractive Markets
Experienced Management Team Executing a 400-500bps ROE Improvement Plan by 2016
Solid Foundation Based on a Re-Capitalized and De-Risked Balance Sheet
13 Retirement • Investments • Insurance
TM

Comprehensive Plan with Clear Goals
Ongoing Business Adjusted Operating
ROC Goal
Ongoing Business Adjusted Operating
ROE Goal
(1) (1) (1) (1)
14 Retirement • Investments • Insurance
8.3%
12-13%
2012  Ongoing Business
Adjusted
Operating ROE
2016 Target Ongoing
Business Adjusted
Operating ROE
7.2%
10-11%
2012  Ongoing Business
Adjusted
Operating ROC
2016 Target Ongoing
Business Adjusted
Operating ROC
(1) Ongoing Business includes Retirement, Annuities, Investment Management, Individual Life, and Employee Benefits segments and excludes Closed Blocks and Corporate; Ongoing Business adjusted operating earnings is calculated by using the operating earnings (loss) before income taxes for the Ongoing Business, excluding the impacts of DAC/VOBA and other intangible unlocking, as well as the impact of 2012 portfolio restructuring and the gain associated with the Lehman Recovery and losses recognized as a result of marking LIHTC partnerships to the sales price associated with their disposition.  We calculate Ongoing Business Adjusted Operating Return on Capital by dividing adjusted operating earnings before interest and after income taxes (assuming a 35% effective tax rate) by average capital allocated to the Ongoing Business. In order to translate anticipated Ongoing Business Operating Return on Capital into Ongoing Business Operating Return on Equity, we divided projected operating earnings after income taxes of our Ongoing Business by the projected average capital of our Ongoing Business, after adjusting for projected interest expense and projected financial leverage of the Ongoing Business. Operating Return on Equity assumes a 25% financial leverage-to-capital ratio a weighted average pre-tax interest rate of 5.5% on financial leverage for all periods prior to the third quarter of 2013, when the Company completed its recapitalization initiatives, and the actual weighted average pre-tax interest rate for all periods starting with the third quarter of 2013 see “Business—
Operating Return on Equity” and “Business—Operating Return on Capital Goal” in the S-1 Registration Statement filed with the SEC for additional assumptions
400–500bps
300–400bps

7.2%
112 bps
Margin
42 bps
39 bps
Growth
40 bps
Capital
Interest
Rate
(44) bps
8.6%
30+ Strategic Initiatives
Monitored and Tracked
FY'12
FY'13

Notable items that might not recur contributed to the improvement in the Margin category
Ongoing Business Adjusted Operating ROC
(1)
(1) Ongoing Business includes Retirement, Annuities, Investment Management, Individual Life, and Employee Benefits segments and excludes Closed Blocks and Corporate. We calculate Ongoing Business
Adjusted Operating Return on Capital by dividing adjusted operating earnings before interest and after income taxes (assuming a 35% effective tax rate) by average capital allocated to the Ongoing Business

Evidence Our Plan is Working
Retirement • Investments • Insurance

(1) Excludes Closed Blocks and Corporate; excludes the impacts of DAC/VOBA and other intangible unlocking, as well as the impact of 2012 portfolio restructuring and the gain associated with the Lehman Recovery and losses recognized as a result of marking LIHTC partnerships to the sales price associated with their disposition.  Investment Management target based on pre-tax operating margin range.  Improvement figures represent management’s best estimates
(2) Without the annually renewable reinsurance transaction in our Employee Benefits segment, which lowers the required capital for the segment, the 2016 operating ROC target is in the range of 11% to 13%
(3) Cumulative estimated distributable capital from insurance companies in excess of target statutory capital levels for Ongoing Business, net of new business strain and holding company expenses, that we estimate would result from achievement of target ranges
(4) Includes results from investment capital and excludes gain from Lehman recovery
(4)

Each Business Has Its Own ROC / ROE Target and Each
Contributed to ROE / ROC Improvement in 2013
Retirement • Investments • Insurance
2012 2013
2016 Target
Range
ROC by Segment:
Retirement
7.2% 8.9% 10.0 – 11.0%
Annuities
5.9% 7.3% 7.0 – 9.0%
Investment Management P/T Op. Margin
24.6% 27.7% 30.0 – 34.0%
Individual Life
4.3% 4.9% 6.0 – 8.0%
Employee Benefits
(2)
16.9% 18.8% 18.0  – 22.0%
Ongoing Business Adjusted Operating ROC
7.2% 8.6% 10.0 – 11.0%
Ongoing Business Adjusted Operating ROE
8.3% 10.3% 12.0  – 13.0%
Excess Capital Generation (3)
More
$1.7Bn
Ongoing Business Adjusted Operating ROE / ROCs
(1)
than

Retirement
AUM Net
Flows
$1,445 $3,001 $3,466 $2,459
Retirement Solutions – Leading Franchise Driving
Long-Term Growth and Returns
(1) See Appendix for explanatory note regarding Ongoing Business Adjusted Operating Earnings Before Interest and Income Taxes

($ millions)
Key Drivers of ROC Improvement
Margin
Adjusting crediting rates in response to changes
in the external rate environment
Increasing returns on Full Service business
Managing costs actively
Running off the Multi-Year Guarantee business
Examples of Execution
Retirement
Annuities
$309
$398
$474
$537
$125
$122
$200
$197
$434
$520
$674
$734
2010 2011 2012 2013
Retirement Annuities
Ongoing Business Adjusted Operating Earnings
Before Interest and Income Taxes
Growing Individual Markets business
Ongoing sales momentum in Institutional Markets
Growing Mutual Fund Custodial sales
Growth
Executing reinsurance transactions
Running off less profitable business
Capital
Retirement • Investments • Insurance
$599 million in Mutual Fund Custodial net flows in 2013, up
from $461 million (+30%) in 2012
Allstate strategic partnership
Significant multi-employer engagement win in 3Q’13
(1)

AUM Net
Flows
(2)
$(1,455) $5,702 $9,846 $8,756
Key Drivers of Improvement
Investment Management – Scalable Platform
Leveraging Strong Investment Performance

Ongoing Business Adjusted Operating Earnings
Before Interest and Income Taxes & Margin
(1)
Examples of Execution
93% of fixed income assets outperformed benchmark
returns on a 5-year basis as of 2013
84% of equity assets outperformed benchmark returns on a
5-year basis as of 2013
Third-party business AUM grew $19 billion in 2013 with
nominal increase in expenses
Improving sales force productivity
Reducing retail outflows
Margin
Increasing third-party business
Growing in higher-fee asset classes
Increasing capture of Defined Contribution
Investment Only (DCIO) mandates
Replacing underperforming non-ING U.S. mutual
fund sub-advisors
Growth
Margin Excluding Investment Capital Return
Retirement • Investments • Insurance
($ millions)
$50
$88
$132
$165
11%
16%
18%
25%
2010 2011 2012 2013
(1)
See Appendix for explanatory note regarding Ongoing Business Adjusted Operating Earnings Before Interest and Income Taxes
(2)
Commercial net flows, excludes general account net flows, includes separate account and mutual fund net flows reflected in other ING U.S. segments

$84
$83
$109
$102
$286
$286
$178
$210
$370
$369
$287
$312
2010 2011 2012 2013
Employee Benefits Individual Life
Insurance Solutions – Repositioned Toward Capital
Efficient Products
(1) See Appendix for explanatory note regarding Ongoing Business Adjusted Operating Earnings Before Interest and Income Taxes

Ongoing Business Adjusted Operating Earnings
Before Interest and Income Taxes
(1)
Key Drivers of ROC Improvement
Examples of Execution
Individual Life
Continuing to manage expenses relative to
sales volume
Managing non-guaranteed elements of in-force
contracts
Margin
Increasing persistency and sales in the Group
business
Growing Stop Loss while retaining pricing
discipline
Expanding the Voluntary business
Growth
Shifting sales focus to indexed products
Executing capital efficient structures
Capital
Retirement • Investments • Insurance
($ millions)
Voluntary sales increased 11% in 2013
Loss ratios for both Stop Loss and Group Life remain within
expected ranges
Employee Benefits
Administrative expenses approximately 13% lower in 2013
vs. 2012

America’s Retirement Company
TM
Premier Franchise with Leading Positions in Attractive Markets
Experienced Management Team Executing a 400-500bps ROE Improvement Plan by 2016
Solid Foundation Based on a Re-Capitalized and De-Risked Balance Sheet
20 Retirement • Investments • Insurance

Ongoing Business
12% –13% ROE target by
2016
More than $1.7 billion in
excess capital expected to be
available, including for return
to shareholders
Potential CBVA value
Tax assets provide potential
upside
Financial Transformation Driving Value Creation

Significant
Improvement in
Profitability
Balance Sheet
Re-structuring
and De-risking
Valuable
Ongoing
Franchise and
Other Assets
Significantly reduced leverage
Improved capital position
De-risked investment portfolio
Termed out debt maturity
profile
24 months of holding company
liquidity
12% Ongoing Business
Adjusted Operating Earnings
Before Interest and Income
Taxes
(1)
CAGR (2009-2013)
11% increase in Ongoing
Business Adjusted Operating
Earnings Before Interest and
Income  Taxes
(1)
from 2012 to
2013
Growth in capital efficient
business lines
(1) See Appendix for explanatory note regarding Ongoing Business Adjusted Operating Earnings Before Interest and Income Taxes
Retirement • Investments • Insurance

Solid Improvement in Operating Earnings While
Keeping Administrative Expenses Flat
(1) See Appendix for explanatory note regarding Ongoing Business Adjusted Operating Earnings Before Interest and Income Taxes
1% CAGR
22 Retirement • Investments • Insurance
($ millions)
($ millions)
Ongoing Business Adjusted Operating Earnings Before Interest and Income Taxes
(1)
Ongoing Business Administrative Expenses
$767
$854
$976
$1,093
$1,212
$1,643 $1,669 $1,692
$1,749
$1,597
2009 2010 2011
2012
2009 2010 2011
2012 2013
2013

4Q’13 & 1Q’14 Operating Earnings Observations and
Seasonality
23 Retirement • Investments • Insurance
($ millions,
pre-tax
and pre-DAC)
Lehman Recovery and LIHTC $     9.0
CB - ISP Prepayment Expense (14.0)
Excess Pre-Payment Fee Income 7.0
Excess Alternative Investment Income 24.0
Excess Group Life Underwriting Income 8.0
DAC Unlocking 22.0
4Q'13 Non-Recurring and Variable Items
1Q’14 Observed Variances and
Anticipated Seasonality
Through the end of February, we had ~$2
million of prepayment fee income
compared to an average quarterly
prepayment fee income expectation of $15
million
Payroll taxes and other annual expenses
are concentrated in the first quarter,
typically adding ~$10 to $15 million to the
period’s operating expenses
Expect to achieve 2016 Ongoing Business Operating ROE goal of 12-13%
On track in 2014 to improving ROE towards that goal

Continued Positive Net Flows
Stable Value Net Flows
Net Flows excl. Stable
Value
(1) Excludes recordkeeping
(2) Excludes General Account
(3) Excludes VA
(4) Total Closed Block Variable Annuity net outflows were $1,018 million in 2Q’13
Investment Management
Sourced
Affiliate Sourced
(3)
Sub-advisor
Replacements
Retirement Net Flows
(1)
Investment Management Third-Party Net Flows
(2)
$0.6
$0.6
$0.5
$1.8
$1.4
$0.4
Investment
Management VA
Outflows
(4)
$0.2
$0.4
24 Retirement • Investments • Insurance
($ billions)
($ billions)
$0.4
$0.4
$0.3
$0.5
$0.9
$0.2
($0.1)
$0.2
$0.2
$0.2 $0.2
$1.3
$0.5
$0.2
$0.3
$0.2
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13
($0.2)
$0.3
$3.3
$2.4
$3.1
$0.7
$1.3
$0.3
($0.4)
$0.2
$1.2
$0.6
$0.9
$3.9
$2.4
$0.6
$0.6
$0.5
$0.9
($0.3)
($0.5)
($0.5)
($0.6)
($0.5)
($0.6) ($0.6)
($0.7)
$3.7
($0.8)
$2.5
$4.5
$3.2
$3.1
$1.8
$0.6
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13

Active Hedge Program in Closed Block Variable
Annuity
(1) Available resources include planned $150M movement from ING USA to SLDI in 2Q’14
(2) Net flows represent products in deferred phase only. Net flows, in total, inclusive of products in both deferred and payout phases, would be annualized 9.2% for the quarter
(3) These sensitivities illustrate the estimated impact of the indicated shocks beginning on the first market trading day following December 31, 2013, and give effect to dynamic rebalancing over the course of the shock event.  This reflects the hedging we had in place at the close of business on December 31, 2013 in light of our determination of risk tolerance and available collateral at that time, which may change from time to time.  The impact includes an equity effect on CARVM and change in cash flow testing reserve, and excludes smoothing effect on risk based capital (RBC).  The estimates of equity market shocks reflect a shock to all equity markets, domestic and global, of the same magnitude.  The primary focus of the hedge program is to protect regulatory agency capital from equity market movements. Equity market and interest rate changes and movements in other market variables that are not explicitly hedged may cause GAAP earnings volatility
(4) Actual results will differ due to issues such as basis risk, variance in market volatility versus what is assumed, combined effects of interest rates and equities, rebalancing of hedges in the future, or the effects of time and other variations from assumptions. Additionally, estimated sensitivities vary over time as the market and closed book of business evolve or if assumptions or methodologies that affect sensitivities are refined
Preliminary Impact to Regulatory Capital and Earnings
(3)(4)
($ million)
$1.5
($0.5)
$1.0
$0.2
$1.2
$0.2
$1.0
$1.0
($1.4)
$0.4
($0.8)
($0.1)
($1.0)
($0.2)
($0.6)
($0.7)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13
Change in Statutory Reserves Relative to Hedge
($ billion)
Equity impacts (increase) decrease in stat reserve liability
Equity impacts increase (decrease) in hedge assets
Net Impact (increase / (decrease)) Equity Market (S&P 500) Interest Rates
-25% -15% -5% 5% 15% 25% -1% 1%
Regulatory Capital - - 50 200 250 300 50 (50)
U.S. GAAP Earnings Before Income Taxes 850 350 100 (150) (450) (650) (300) 150
Available resources
of $4.3 billion (1)
Guaranteed LB
Statutory reserves of
$2.4 billion
Living Benefit NAR
of $2.2 billion
Net Flows of ($1.1)
billion, annualized
10.2% of beginning
of period assets (2)
4Q’13 Results
Net Impact ($ billion)
$0.1 ($0.1) $0.2 $0.1 $0.2 $0.0 $0.4 $0.3
25 Retirement • Investments • Insurance

We switched to a
Present Value (PV)
methodology because
analysts and investors
are more familiar with
that approach and
peers also use this
approach
Year end 2012 time
zero equivalents
consistent with PV
approach
PV of Cash flows
projected over 50
years, discounted at
swap rates
Scenario Assumptions
Time Zero
Equivalent
as of Year End
2012 (1)
PV of Cash Flows
as of Year End
2012 (2)
PV of Cash Flows
as of Year End
2013 (2)
Scenario 1
Equity return down 25%
in first year, then 0%
thereafter; Long term
interest rates constant;
Lapses down 10%
$(1.4) $(1.4) $(0.9)
Scenario 2
5% Equity returns;
Interest rates follow
forward swap curve;
current dynamic
assumptions
1.3)
1.3)
1.9)
Scenario 3
9% Equity returns;
Interest rates follow
forward swap curve;
current dynamic
assumptions
2.4)
2.2)
2.5)
Scenario 4
9% Equity returns;
Interest rates graded to
historical average;
current dynamic
assumptions
3.0)
2.9)
2.9)
($ billions)
Closed Block Variable Annuity Cash Flow
Scenarios Improved Over Past Year
Retirement • Investments • Insurance
Note: Capital Hedge Overlay impacts are estimated due to limited ability to estimate reserves / capital in future; Rho hedge positions as of December 31, 2013 run-off over the projection; Cash Flows are projected over 50 years reflecting obligation of guaranteed benefits. They are independent of any accounting regime, and are pre-tax. Discount rates for GMIB claims approximated by interest rate assumption at time of annuitization in each scenario. Historical average swap rates grade in to 3.4% / 5.4%.
Actual results will vary from cash flows due to issues such as but not limited to, market volatility over time, which would not be reflected in a single deterministic path; basis risk; potential changes in assumptions or methodology that affect reserves or hedge targets; and additional impacts from rebalancing of hedges or effects of time.
(1)    Illustrative amount of assets that could be removed or required at time zero to ensure resources stay positive each year throughout the 50-year projection.
(2)    PV of cash flows equal available resources less PV of benefit payments, PV of fees net of expenses, and PV of Hedge Gains/Losses
Available resources include planned $150M movement from ING USA to SLDI in 2Q’14

Nominal
NPV @ Valuation
DTA Value
Operating Loss Carry Forwards
(2)
$1,005
SLDI Related Deferred Losses
1,107
Life Subgroup Deferred Losses
575
Non-Life Subgroup Deferred Losses
(4)
264
Total $2,951
$10,000
$438
618
353
85
$1,494
DTA That Could Be Realized

($ millions)
Significant NPV of Projected Tax Savings
Op. Loss Carry Forwards
Life Subgroup
Deferred Losses
Non-Life Subgroup
Deferred Losses
Losses incurred on VA
hedge program
Tax-based goodwill
amortization
Non-Life deferred losses
Non-Life federal net
operating loss carry
forwards
(1) At time of §382 event – likely to occur with the offering
(2) Factors in §382 tax exempt rate of 3.50% as of 12/31/13 and NOL expiration schedule
(3) Of this amount, $385 million is not offset by a TVA
(4) Factors in §382 tax exempt rate of 3.50% as of 12/31/13
SLDI Related
Deferred Losses
Losses incurred on VA
hedge program resident
in SLDI
(1)
$9,000
$418
618
353
76
$1,465
(3)
Retirement • Investments • Insurance
35% Federal Tax Rate
10% Discount Rate

America’s Retirement Company
TM
Premier Franchise with Leading Positions in Attractive Markets
Solid Foundation Based on a Re-Capitalized and De-Risked Balance Sheet
28 Retirement • Investments • Insurance
Experienced Management Team Executing a 400-500bps ROE Improvement Plan by 2016

ING U.S. is on
a path to become
VOYA
FINANCIAL™

RETIREMENT | INVESTMENTS | INSURANCE

VOYA FINANCIAL™

Appendix 30 Retirement • Investments • Insurance

Profile of the Variable Annuity Closed Block
Account Value by
Benefit Type
($ millions)
$44.7 billion
as of December 31, 2013
(1) Excludes $959 million of Payout, Policy Loan and Life Insurance business which is included in consolidated account values
(2) Net amount at risk, net of external reinsurance. NAR for GMAB/GMWB and Guaranteed Minimum Death Benefit (GMDB) is equal to the guaranteed values in excess of the account value. NAR for GMIB and GMWBL is equal to the excess of the present value of minimum guaranteed annuity payments over the account value. The NAR of DB and
LB are not additive
VA policies sold primarily between 2001 and 2010 offered living and / or death benefit guarantees
Majority of customer accounts were invested (at customer’s discretion) in equities
Equity market downturn depressed account values
Account
Value (1)
Net Amount
at Risk (2)
Benefit Type
Accumulation Benefit / Withdrawal Benefit
(GMAB/GMWB)
$943 $20
12%
Guaranteed Minimum Income Benefit
(GMIB)
15,909 1,682
62%
Guaranteed Min. Withdrawal Benefit for Life
(GMWBL)
16,537 452
24%
Death Benefit Only 11,351 - -
Total $44,740 $2,154 44%
% Contracts
In the Money
LB LB
In addition, each policy has a Death Benefit, which can only be obtained upon death of the policyholder. The DB NAR, which
assumes the simultaneous death of all policyholders, is $5,074 and
40% of the contracts are in the money.
31 Retirement • Investments • Insurance
GMAB/GMWB
2%
GMIB
36%
GMWBL
37%
Death
Benefit
Only
25%

Year End 2012 Year End 2013 Change
Available Resources 7.5 4.3 (3.2)

Resources Needed
Year End
2012
Year End 2013 Change
Scenario 1 $8.9 $5.2 $(3.7)
Scenario 2
6.2 2.4 (3.8)
Scenario 3 5.3 1.8 (3.5)
Scenario 4 4.6 1.4 (3.2)
Available Resources have been reduced as fewer assets are needed due to improved market conditions
Resources Needed = PV Benefit Payments, less PV Fees Net of Expenses, less PV Hedge Gain/Loss
YE’12 PV
of
Cash
Flows
YE’13 PV
of
Cash
Flows
Scenario 1 $(1.4) $(0.9)
Scenario 2
1.3)
1.9)
Scenario 3
2.2)
2.5)
Scenario 4
2.9)
2.9)
Resources Needed Have Declined Over the Past Year
Reflecting Lower Expected Benefit Payments
Retirement • Investments • Insurance
($ billions)
Note: Capital Hedge Overlay impacts are estimated due to limited ability to estimate reserves / capital in future; Rho hedge positions as of December 31, 2013 run-off over the projection; Cash Flows are projected over 50 years reflecting obligation of guaranteed benefits. They are independent of any accounting regime, and are pre-tax. Discount rates for GMIB claims approximated by interest rate assumption at time of annuitization in each scenario. Actual results will vary from cash flows due to issues such as but not limited to, market volatility over time, which would not be reflected in a single deterministic path;
basis risk; potential changes in assumptions or methodology that affect reserves or hedge targets; and additional impacts from rebalancing of hedges or effects of time.
Available resources include planned $150M movement from ING USA to SLDI in 2Q’14.

Scenario 3 – Year End 2012 Scenario 3 – Year End 2013
PV of Cash Flows: Scenario 3
($ billions)
Year End
2012
Year End
2013
(1)
Available Resources
$7.5)
$4.3)
PV of Fees Net of Expenses
7.4)
6.3)
PV of Benefit Payments (4.6) (2.1)
PV of Hedge Gain/Loss (8.1) (6.0)
PV of Cash Flows
2.2)
2.5)
(1) Available resources include planned $150M movement from ING USA to SLDI in 2Q’14
CBVA Benefit Payments and Hedge Losses
Declined More than Fees Versus 2012
Retirement • Investments • Insurance
(1,500)
(1,000)
(500)
-
500
1,000
1,500
0 5 10 15 20 25 30 35 40 45 50
Fees net of expenses Benefit Payments Hedge Gain/Loss
($ million)
(1,500)
(1,000)
(500)
-
500
1,000
1,500
0 5 10 15 20 25 30 35 40 45 50
Fees net of expenses Benefit Payments Hedge Gain/Loss
($ million)

Capital and Returns by Segment
Capital as of
December 31,
2013
Capital as % of
Consolidated
Capital
By Segment:
Retirement 4,007 27% 8.9%
Annuities 1,713 12% 7.3%
Investment Management 302 2% 35.4%
Individual Life 2,848 19% 4.9%
Employee Benefits 346 2% 18.8%
Ongoing Business
9,216 62% 8.6%
CBVA 3,119 21% -
Corporate & Other Closed Blocks 2,603 17% N/M
Consolidated 14,938 100% 5.5%
34 Retirement • Investments • Insurance
($ millions)
Adjusted
Operating Return
on Capital for the
Year Ended
December 31,
2013

Year ended Year ended Year ended
($ in millions) December 31, 2013 December 31, 2012 December 31, 2011
Ongoing Business adjusted operating earnings before income taxes 1,211.8 $                       1,093.2 $                       975.8 $
DAC/VOBA and other intangibles unlocking 133.2                             (77.0)                              303.8
Lehman bankruptcy/LIHTC loss, net of DAC 83.6                                -                                      -
Impact of investment portfolio restructuring -                                      (25.3)                              -
Operating earnings before income taxes for Ongoing Business 1,428.6                          990.9                             1,279.6
Corporate (210.6)                            (182.3)                            (230.2)
Closed Blocks Institutional Spread Products and Other 50.6                                109.7                             70.2
Total operating earnings before income taxes 1,268.6                          918.3                             1,119.6
Income taxes (based on an assumed tax rate of 35%) (444.0)                            (321.4)                            (391.9)
Operating earnings, after-tax 824.6                             596.9                             727.7
Closed Block Variable Annuity, after-tax (786.0)                            (450.0)                            (366.9)
Net investment gains (losses) and related charges and adjustments, after-tax 137.9                             296.0                             46.7
Other, after-tax 424.0                             30.1                                (495.6)
Net income (loss) available to ING U.S., Inc.'s common shareholders 600.5                             473.0                             (88.1)
Net income (loss) attributable to noncontrolling interest 190.1                             138.2                             190.9
Net income (loss) 790.6 $                          611.2 $                          102.8 $
ING U.S.
Reconciliation of Ongoing Business Adjusted Operating Earnings to Net Income (Loss)

Reconciliation of Adjusted Operating Earnings to Net
Income
Retirement • Investments • Insurance

Ongoing Business Operating Earnings Before Interest and  Income Taxes
Retirement
Annuities
Retirement Solutions
Investment Management
Individual Life
Employee Benefits
Insurance Solutions
Total Ongoing Business
Adjustments 1
Retirement
Annuities
Retirement Solutions
Investment Management
Individual Life
Employee Benefits
Insurance Solutions
Total Adjustments
Retirement
Annuities
Retirement Solutions
Investment Management
Individual Life
Employee Benefits
Insurance Solutions
Total Ongoing Business Adjusted Operating Earnings Before Interest and Income Taxes
Adjustments
Total Ongoing Business Operating Earnings Before Interest and Income Taxes
2009
358.3
48.7
407.0
44.4
301.1
37.2
338.3
789.7
67.2
6.0
73.2
0.0
(50.4)
0.0
(50.4)
22.8
291.1
42.7
333.8
44.4
351.5
37.2
388.7
766.9
22.8
789.7
2010
469.6
115.0
584.6
50.1
313.5
82.0
395.5
1,030.2
160.4
(10.2)
150.2
0.0
27.6
(2.0)
25.6
175.8
309.2
125.2
434.4
50.1
285.9
84.0
369.9
854.4
175.8
1,030.2
2011
441.9
387.6
829.5
87.5
279.3
83.3
362.6
1,279.6
44.2
266.0
310.2
0.0
(6.4)
0.0
(6.4)
303.8
397.7
121.6
519.3
87.5
285.7
83.3
369.0
975.8
303.8
1,279.6
1,093.2
2012
448.6
102.2
550.8
134.5
196.2
109.4
305.6
990.9
(25.5)
(97.4)
(122.9)
2.2
18.2
0.1
18.3
(102.4)
474.0
199.6
673.6
132.3
178.0
109.3
287.3
(102.4)
990.9
2013
595.8
293.8
889.6
178.1
254.8
106.1
360.9
1,428.6
$58.5
96.8
155.3
13.2
44.5
3.8
48.3
216.8
537.3
197.0
734.3
164.9
210.3
102.3
312.6
1,211.8
216.8
1,428.6

Retirement • Investments • Insurance
($ millions)
Explanatory Note: In connection with a portfolio restructuring in 2012, certain alternative investments were sold. For comparability in measuring our progress toward our future operating ROC goal, Ongoing Business
Adjusted Operating Earnings Before Interest and Income Taxes for 2012 includes, in addition to adjustments for DAC / VOBA and other intangibles unlocking and for the net loss included in the operating earnings from the sale of these alternative investments, an adjustment for the investment income associated with the assets disposed of during the portfolio restructuring. Because the assets disposed of in our 2012 portfolio restructuring generated income for prior periods, Ongoing Business Adjusted Operating Earnings Before Interest and Income Taxes for 2012 is not directly comparable to Ongoing Business Adjusted Operating
Earnings Before Interest and  Income Taxes for prior periods in that it excludes investment income associated with the assets disposed of during the portfolio restructuring. Ongoing Business reflects Retirement,
Annuities, Investment Management, Individual Life, and Employee Benefits segments; adjustments include DAC/VOBA and other intangibles unlocking, the gain associated with a Lehman Brothers bankruptcy settlement (“Lehman Recovery”), and losses recognized as a result of marking low income housing tax credit partnerships (“LIHTC”) to the sales price associated with their disposition
Reconciliation of Ongoing Business Adjusted Operating
Earnings Before Interest and Income Taxes
Reconciliation of Ongoing Business Adjusted Operating Earnings Before Interest and Income Taxes
Ongoing Business Adjusted Operating Earnings Before Interest and  Income Taxes

Reconciliation of Adjusted Operating Return on Capital
and Return on Equity
Retirement • Investments • Insurance
(in millions USD, unless otherwise indicated)
Retirement Annuities Individual Life Employee Benefits
Beginning Capital
(1)(2)
3,822 1,810 303 2,760 362 9,057 5,066 (150) 13,973
Ending Capital
(2)
4,007 1,713 302 2,848 346 9,216 3,119 2,603 14,938
Average Capital
(3)
3,915 1,762 303 2,804 354 9,137 4,092 1,226 14,456
Adjusted operating earnings before interest and after
income taxes 349.2 128.0 107.2 136.7 66.5 787.6 - 10.6 798.2
Adjusted Operating Return on Capital 8.9% 7.3% 35.4% 4.9% 18.8% 8.6% - N/M 5.5%
Adjusted Operating Return on Equity
(4)
10.3%
(in millions USD, unless otherwise indicated)
Retirement Annuities Individual Life Employee Benefits
Beginning Capital
(2)
4,333 2,471 275 2,545 413 10,037 3,452 311 13,800
Ending Capital
(2)
4,284 1,949 303 2,858 429 9,823 3,262 888 13,973
Average Capital
(3)
4,308 2,210 289 2,702 421 9,930 3,357 599 13,886
Adjusted operating earnings before interest and after
income taxes 308.1 129.7 86.0 115.7 71.0 710.5 - 39.6 750.1
Adjusted Operating Return on Capital 7.2% 5.9% 29.8% 4.3% 16.9% 7.2% - 6.6% 5.4%
Adjusted Operating Return on Equity
(4)
8.3%
(in millions USD, unless otherwise indicated)
Retirement Annuities Individual Life Employee Benefits
Beginning Capital
(2)
4,087 2,288 336 2,172 408 9,291 3,010 1,076 13,377
Ending Capital
(2)
4,333 2,471 275 2,545 413 10,037 3,452 311 13,800
Average Capital
(3)
4,210 2,380 306 2,359 410 9,665 3,231 693 13,589
Adjusted operating earnings before interest and after
income taxes 258.5 79.1 56.9 185.7 54.1 634.3 - 61.5 695.8
Operating Return on Capital 6.1% 3.3% 18.6% 7.9% 13.2% 6.6% - 8.9% 5.1%
Ongoing Business Operating Return on Equity
(4)
7.6%
(3)
(2)
(4)
(1)
Year Ended December 31, 2012
Retirement Solutions Investment
Management
Insurance Solutions Ongoing Business Closed Block
Variable Annuity
Corporate and Other
Closed Blocks
Consolidated
Year Ended December 31, 2013
Retirement Solutions Investment
Management
Insurance Solutions Ongoing Business Closed Block
Variable Annuity
Corporate and Other
Closed Blocks
Consolidated
Year Ended December 31, 2011
Retirement Solutions Investment
Management
Insurance Solutions Ongoing Business Closed Block
Variable Annuity
Corporate and Other
Closed Blocks
Consolidated
Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total ING U.S., Inc.
shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment. Capital excludes "operating leverage". See "Average Capital and
Financial Leverage" in the Statistical Supplement.
Calculated as Beginning Capital plus Ending Capital, divided by 2.
Assumes debt-to-capital ratio of 25% for all time periods presented, a weighted average pre-tax interest rate of 5.5% for all periods prior to the third quarter of 2013, when the company completed recapitalization, and the actual weighted average pre-tax interest rate for all periods starting with the third quarter of 2013.
The 1/1/13 beginning capital is different than the 12/31/12 ending capital at the segment level due to certain reallocations of capital, primarily due to recapitalization activity (completed and anticipated).

38 Retirement • Investments • Insurance Making a secure financial future possible – one person, one family, one institution at a time